UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2018 (November 13, 2018)

MASTERMIND, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26533	82-3807447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 W. Peachtree St. NW, Atlanta, Georgia 30309
(Address of Principal Executive Offices)

(404) 420-4000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Change in Registrant’s Certifying Accountant

On November 13, 2018, Paritz & Company, P.A.  (“Paritz”), the independent registered public accounting firm of Mastermind, Inc. (the “Company”), notified the Company that Paritz combined its practice (the “Merger”) with Prager Metis CPAs LLC (“Prager”), with Prager being the surviving entity after the Merger. As a result of the Merger, on November 13, 2018, Paritz effectively resigned as the independent registered public accounting firm for the Company, and Prager, as the successor to Paritz, was approved by the Company’s Board of Directors to be engaged as the Company’s independent registered public accounting firm.

The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended September 30, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended September 30, 2017 and 2016 and the subsequent interim period from October 1, 2017 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

During the Company’s fiscal years ended September 30, 2017 and 2016 and the subsequent interim period from October 1, 2017 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended September 30, 2017 and 2016 and the subsequent interim period from October 1, 2017 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Paritz & Company, P.A., dated November 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mastermind, Inc.

By:	/s/ Daniel A. Dodson
Name:	Daniel A. Dodson
Title:	Chief Executive Officer

Dated:  November 14, 2018

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Paritz & Company, P.A., dated November 14, 2018.